UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:  August 10, 2006
(Date of earliest event reported)


                              ABFC 2006-OPT1 Trust
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           (Exact name of issuing entity as specified in its charter)


                        Asset Backed Funding Corporation
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              (Exact name of depositor as specified in its charter)


                      Bank of America, National Association
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               (Exact name of sponsor as specified in its charter)


           New York                     333-130524-02            Applied For
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(State or other jurisdiction of     (Commission File No.        (IRS Employer
incorporation of issuing entity)     of issuing entity)       Identification No.
                                                              of issuing entity)


214 North Tryon Street, Charlotte, North Carolina                    28255
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     Address of principal executive offices                       (Zip Code)


Depositor's telephone number, including area code          (704) 386-2400
                                                   -----------------------------


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01     Financial Statements and Exhibits

              (c)  Exhibits


Item 601(a)
of Regulation S-K
Exhibit No.                                      Description
-----------------                                -----------

    (5.1)                            Legality Opinion of Cadwalader, Wickersham
                                     & Taft LLP.

    (8.1) Tax Opinion of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5.1).

   (23.1) Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5.1).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ASSET BACKED FUNDING CORPORATION


August 10, 2006

                                       By:    /s/ Juanita Deane-Warner
                                           ----------------------------------
                                           Name:  Juanita Deane-Warner
                                           Title: Vice President

                                INDEX TO EXHIBITS


Exhibit No.                                        Description
-----------                                        -----------

    (5.1)                            Legality Opinion of Cadwalader, Wickersham
                                     & Taft LLP.

    (8.1) Tax Opinion of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5.1).

   (23.1)                           Consent of Cadwalader, Wickersham & Taft
                                     LLP (included as part of Exhibit 5.1).